Belmont Theta Income Fund (BTIFX)

A series of Valued Advisers Trust

March 30, 2023

Supplement to the

Prospectus and Statement of Additional Information dated May 31, 2022

Important Notice Regarding Revisions in Investment Objective and Investment Strategies

The Board of Trustees of Valued Advisers Trust approved various changes to the investment objective and investment strategies of the Belmont Theta Income Fund (the “Fund”).

•	Effective May 31, 2023, the Fund’s Investment Objective will be as follows:

Investment Objective

The Belmont Theta Income Fund (the “Fund”) seeks long-term growth of capital and income generation.

•         Effective immediately, the Fund’s Principal Investment Strategies will be as follows:

Principal Investment Strategies

The Fund seeks to achieve its goal primarily through a strategy of writing collateralized put spread options on U.S. indices, including the S&P 500® Index. The Fund attempts to generate returns through the receipt of option premiums from selling put spreads, as well as through investments in fixed income instruments and the purchase of call options on U.S. indices, including the CBOE Volatility Index (VIX), which collectively, are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the put spread options are written. The Fund’s investments in fixed income instruments typically consist of cash, investment grade money market instruments and U.S. Treasury obligations.

In a put spread writing strategy, the Fund (as the seller of the put spread) is short a put option and long another put option with the same expiration but with a lower strike price in the same underlying instrument. The short put generates premiums for the Fund while the long put defines the maximum loss potential for the put spread. If the market price of the instrument underlying the option exceeds the short put strike price at expiration the Fund will realize the full premium. If the market price of the instrument underlying the option drops below the short put strike price at expiration the Fund will pay the difference between the market value of the underlying instrument and the short put strike price. The maximum loss at expiration is limited to the difference between the short strike price and the long strike price.

The Fund may also purchase call options on U.S. indices including the VIX. In a call buying strategy, the Fund (as the buyer of the option) is long a call and pays premiums for the right but not obligation to purchase an underlying instrument at a specific price (i.e., the strike price) at some time in the future. If the market price of the instrument underlying the option exceeds the long call strike price at expiration the Fund will make the difference between the market value of the underlying instrument and the long call strike price. If the market price of the instrument underlying the option is below the long call strike at expiration, then the Fund’s maximum loss will be any premiums it paid to purchase the call.

The Portfolio Managers will select option investments based on their estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Managers will evaluate relative option premiums in determining preferred option contract terms, such as strike prices and expiration dates. The Portfolio Managers will also be responsible for determining the aggregate option investment exposure for the Fund at any given time.

The Fund’s investments in fixed income instruments typically consists of cash, investment grade money market instruments and U.S. Treasury obligations. The Fund’s fixed income instruments are intended to provide liquidity and preserve capital as well as serving as collateral for the Fund’s investments in options. Because the Fund uses options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments. It’s investments in options generally will not constitute a significant amount of its total assets, however, the aggregate investment exposure of its investments in options will generally be greater than 100% of its total assets.

While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Managers generally prefer European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may write call options on securities and indices, including writing both covered calls (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund may also gain exposure to the equity markets by purchasing shares of other investment companies, including exchange-traded funds (“ETFs”), that track an index.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Prospectus, dated May 31, 2022, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 789-1087.